SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 23, 2003

Date of Report (Date of earliest event reported)

CHARLOTTE RUSSE HOLDING, INC.

(Exact name of Registrant as specified in charter)

Delaware	0-27677	33-0724325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4645 Morena Boulevard

San Diego, California 92117

(858) 587-1500

(Address, including zip code, and telephone number, including area code, of principal executive officers)

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Document Description
99.1	Press Release dated October 23, 2003

ITEM 9. REGULATION FD DISCLOSURE

See Item 12. Results of Operations and Financial Condition

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

A copy of the press release issued by Charlotte Russe Holding, Inc. on Thursday, October 23, 2003, describing its results of operations for the fourth quarter of fiscal 2003 ended September 27, 2003 and the hiring of Brad Cunningham as General Merchandise Manager for the Rampage chain is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release is also being furnished pursuant to Item 9. Regulation FD Disclosure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLOTTE RUSSE HOLDING, INC.

Dated: October 23, 2003	By: /s/ DANIEL T. CARTER
Daniel T. Carter
Executive Vice President and
Chief Financial Officer